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                                 Exhibit 10.2

                                AMMENDMENT NO. 4

                            STATE STREET CORPORATION
                           1997 EQUITY INCENTIVE PLAN

Amendment No. 4 to the State Street Corporation 1997 Equity Incentive Plan (the "Plan").

                                    RECITAL

The Board of Directors of State Street Corporation have approved the following amendment to the Plan:

1. Section 5 of the Plan is hereby amended by adding to the end thereof the following new sentence:

    The term "subsidiary" shall include such other entities (in which the Corporation has a direct or indirect ownership interest) as the Committee may from time to time designate, subject to such limitations and conditions as the Committee may specify.

2.  The amendment of the Plan set forth above shall be effective July 1, 2000.

3.  Except as amended above, the Plan remains in full force and effect.


IN WITNESS WHEREOF, State Street Corporation has caused this instrument of amendment to be executed by its duly authorized officer this 28/th/ day of June, 2000.



                                              STATE STREET CORPORATION

                                              By:    /s/ Trevor Lukes
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                                              Name:  Trevor Lukes
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                                              Title: Senior Vice President
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